                                                                    EXHIBIT 10.6


                                        October 3, 2002


SpectraSite Holdings, Inc.
100 Regency Forest
Suite 400
Cary, NC 27511


Gentlemen:

         Each of the parties set forth on Annex A hereto (collectively with their successors, the "WCAS SHAREHOLDERS") hereby irrevocably agrees with SpectraSite Holdings, Inc. (the "COMPANY") with respect to any vote submitted to the common stockholders of the Company to vote all shares of common stock of the Company beneficially owned in aggregate by the WCAS Shareholders in excess of 9.9% of the outstanding shares of common stock of the Company in proportion to all votes cast by the other holders of common stock of the Company (as determined by the Company in its sole discretion and excluding for these purposes all shares of common stock beneficially owned by the WCAS Shareholders).

         The WCAS Shareholders further irrevocably agree that they will not, and will not permit any of their respective affiliates to, sell or otherwise transfer, or agree to sell or otherwise transfer, directly or indirectly, any shares of common stock of the Company beneficially owned by the WCAS Shareholders, except: (1) to any person who agrees in writing to be bound by the terms of this Agreement; (2) to any person or group who, after giving effect to such sale or transfer, would beneficially own shares of common stock representing in the aggregate 9.9% or less of the outstanding shares of common stock of the Company, calculated on a fully-diluted basis; (3) pursuant to a firm commitment, underwritten distribution to the public, registered under the Securities Act of 1933, as amended, in which the WCAS Shareholders use their reasonable best efforts to effect as wide a distribution of such shares of common stock as is reasonably practicable; (4) pursuant to Rule 144 of the General Rules and Regulations of the Securities Act of 1933; and (5) pursuant to a





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tender or exchange offer or merger made by the Company or recommended by the
Company's board of directors to the Company's stockholders.

                                    Sincerely,


                                    WELSH, CARSON, ANDERSON & STOWE
                                         VIII, L.P.
                                         By WCAS VIII Associates, L.L.C.,
                                         its General Partner


                                    By:     /s/ JONATHAN RATHER
                                            ------------------------------------
                                            Name:     Jonathan Rather
                                            Title:    Managing Member


                                    WCAS CAPITAL PARTNERS III, L.P.
                                         By WCAS CP III Associates, L.L.C.,
                                         its General Partner

                                    By:     /s/ JONATHAN RATHER
                                            ------------------------------------
                                            Name:     Jonathan Rather
                                            Title:    Managing Member


                                    WCAS INFORMATION PARTNERS, L.P.

                                    By:     /s/ JONATHAN RATHER
                                            ------------------------------------
                                            Name:     Jonathan Rather
                                            Title:    General Partner
                                                      Attorney-in-Fact


                                   ---------------------------------------------
                                   KENNETH MELKUS






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                                   PATRICK J. WELSH
                                   RUSSELL L. CARSON
                                   BRUCE K ANDERSON
                                   THOMAS E. MCINERNEY
                                   ROBERT A. MINICUCCI
                                   LAWRENCE B. SORREL
                                   ANTHONY J. DE NICOLA
                                   PAUL B. QUEALLY
                                   ANDREW M. PAUL
                                   LAURA VANBUREN
                                   PRISCILLA A. NEWMAN


                                   By:      /s/ JONATHAN RATHER
                                            ------------------------------------
                                            Name:       Jonathan Rather
                                            Individual and
                                            Attorney-in-Fact






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                                     TRUST U/A DATED 11/26/84
                                          FBO ERIC WELSH

                                     By:
                                             -----------------------------------
                                             Name:     Carol Ann Welsh
                                             Title:    Trustee

                                     TRUST U/A DATED 11/26/84
                                          FBO RANDALL WELSH

                                     By:
                                             -----------------------------------
                                             Name:     Carol Ann Welsh
                                             Title:    Trustee


                                     TRUST U/A DATED 11/26/84
                                          FBO JENNIFER WELSH

                                     By:
                                             -----------------------------------
                                             Name:     Carol Ann Welsh
                                             Title:    Trustee


Accepted as of the date
 first above mentioned


SPECTRASITE HOLDINGS, INC.


By: /s/ STEPHEN H. CLARK
    -------------------------------------
    Stephen H. Clark
    President and Chief Executive Officer




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